UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2013

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 South 16th Street, Suite 2400, Philadelphia, PA 19102 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (215) 735-4422

N/A
Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant’s Certifying Accountant.

By letter dated and received on June 28, 2013, Republic First Bancorp, Inc. (the “Company”) was notified by ParenteBeard LLC (“ParenteBeard”), the Company’s independent registered public accounting firm, that it would be unable to continue as the Company’s PCAOB registered accountants effective June 28, 2013.  The ParenteBeard letter stated that the termination action was taken to “control the direction of its practice.”  On June 27, 2013, BDO USA, LLP, a professional services firm, publicly announced the expansion of its financial institutions practice through the addition of twelve partners and as many as 97 employees formerly employed by the banking practice of ParenteBeard.

The reports of ParenteBeard regarding the Company’s financial statements for the fiscal years ended December 31, 2011 and 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2011 and 2012, and during the interim period from the end of the most recently completed fiscal year through June 28, 2013, the date of ParenteBeard’s resignation, there were: (i) no disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to such disagreement in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

A copy of the ParenteBeard letter, dated June 28, 2013, resigning as the Company’s independent registered public accounting firm is attached hereto as Exhibit 99.1.

As a result of the ParenteBeard letter, the Company will engage a new registered public accounting firm as the principal accountant to audit the Company’s financial statements, including the financial statements as of and for the period ending December 31, 2013.  The Company will file an additional Current Report on Form 8-K following engagement of a new registered public accounting firm.

The Company provided ParenteBeard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that ParenteBeard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the ParenteBeard letter, dated July 1, 2013, is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

16	ParenteBeard acknowledgement letter issued on July 1, 2013 regarding termination as PCAOB registered accountants effective June 28, 2013.

99.1	ParenteBeard resignation letter issued on June 28, 2013 regarding termination as PCAOB registered accountants effective June 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Date: July 3, 2013	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Executive Vice President and Chief Financial Officer